Exhibit 10.1

SOFTWARE AGREEMENT

THIS SOFTWARE AGREEMENT (this “Agreement”) is made effective as of December 16, 2015, by and among ARNA GLOBAL LLC, a Delaware limited liability company (the “ARNA”), and TRIPBORN, INC., a Delaware limited liability company (the “TRIPBORN”).

WHEREAS, ARNA is (i) owner of the software package called TravelCord (the “Software”), and (ii) the Licensor of the Software pursuant to the Software Licensing Agreement between Sunalpha Green Technologies Private limited and ARNA entered into April 1, 2015 listed on Exhibit A (the “License”).

WHEREAS, ARNA desires to convey, assign, transfer, and deliver to the TRIPBORN, and TRIPBORN desires to acquire and take assignment and delivery of the Software.

WHEREAS, ARNA desires to convey, assign, transfer, and deliver its rights and privileges pursuant to the License to TRIPBORN, and TRIPBORN desires to acquire and take assignment of the License.

WHEREAS, ARNA receives software development services for TravelCord (the “Development Services”) pursuant to the Software Development Agreement between Takniki Communications and ARNA dated January 26, 2015 (the “Development Agreement”).

WHEREAS, ARNA desires to provide the Development Services it receives from Takniki to TRIPBORN.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Assignment of Software.  ARNA hereby conveys, assigns, transfers and delivers to TRIPBORN, its successors and assigns, to have and to hold forever, the Software (including all intellectual property embodied in the Software, including for the avoidance of doubt all copyrights, inventions, improvements, discoveries, know-how and patents), and TRIPBORN hereby consents to and accepts such contribution, assignment, transfer and delivery of the Software.

2.           Assignment of License:  ARNA hereby conveys, assigns, transfers and delivers to TRIPBORN, its successors and assigns, all of ARNA’s rights and privileges under the License, and TRIPBORN hereby consents to and accepts such contribution, assignment, transfer and delivery of the License.

3.           Further Development:  ARNA hereby agrees to provide all changes, updates, developments, bug fixes, training, Client attention, and milestones to the Software as set forth in the Development Agreement to TRIPBORN.

4.           Consideration.  As consideration for the above assignment, TRIPBORN will pay to ARNA $956,000.00 (nine hundred fifty-six thousand).

5.           Representations and Warranties of the ARNA.  ARNA represents and warrants to the TRIPBORN as follows:

(a)           That ARNA has the full power and authority to enter into and deliver this Agreement and to perform all obligations to be performed ARNA under this Agreement.

(b)           That this Agreement has been duly executed and delivered by ARNA, and constitutes ARNA’s valid and binding obligation, and is enforceable in accordance with its terms, subject to the laws affecting creditors’ rights.

(c)           That ARNA is not subject to or bound by any agreement, judgment, order or decree of any court or governmental agency which prevents or restricts the execution, delivery or consummation of this Agreement.

(d)           That ARNA has valid, good and marketable title to the Software, and the Software is free and clear of all liens.  ARNA has the unrestricted right to contribute, sell, transfer, assign, convey and deliver to TRIPBORN all right, title and interest in and to the Software.

6.           Representations and Warranties of the TRIPBORN.  TRIPBORN hereby represents and warrants to ARNA as follows:

(a)           That TRIPBORN has the full power and authority to enter into and deliver this Agreement, and to perform all obligations to be performed by it under this Agreement.

(b)           That this Agreement has been duly executed and delivered by TRIPBORN, and constitutes TRIPBORN’s legal, valid and binding obligation, and is enforceable in accordance with its terms, subject to the laws affecting creditors’ rights.

(c)           That TRIPBORN is not subject to or bound by any agreement, judgment, order or decree of any court or governmental agency which prevents the execution, delivery and consummation of this Agreement.

7.           Further Assurances. ARNA and TRIPBORN agree to execute any and all documents and instruments of transfer, assignment, assumption or novation and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement.

8.           Miscellaneous.

(a)           Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within that state.

(b)           Counterparts.  This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

(c)           Third Party Beneficiary.  This Agreement is for the sole benefit of the parties hereto and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(d)           Amendment.  This Agreement may be amended or modified, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any other right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

(e)           Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, except as otherwise expressly provided herein.

(f)           Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(g)           Successors and Assigns.  Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(h)           Assignment.  None of the parties may assign their respective rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed.  No assignment shall relieve the assigning party of any of its obligations hereunder.

(i)           Delivery by Facsimile and Email.  This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or email, shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation or enforceability of this Agreement and each such party forever waives any such defense.

 [Signature Page Follows.]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Arna Global LLC

By:	/s/ Deepak Sharma
Name: Deepak Sharma
Title: President

TRIPBORN, Inc.

By:	/s/ Deepak Sharma
Name: Deepak Sharma
Title: President